SUPPLEMENT DATED JULY 31, 2003
                                TO THE SAI OF
                           INTEGRITY FUND OF FUNDS
                              DATED MAY 1, 2003



I. The first paragraph in the section "Custodian and Transfer Agent" on page 21 is replaced with the following:

 Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian for the Fund's portfolio securities and cash. ND Resources, Inc. ("ND Resources"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc., 1 North Main, Minot, North Dakota 58703, is the Fund's transfer agent. As transfer agent, ND Resources performs many of the Fund's clerical and administrative functions. For its services, the Fund pays ND Resources a monthly fee ranging from .16 of 1% of the average daily net asset value of all the Fund's outstanding shares up to $10 million down to .09 of 1% for average daily net assets in excess of $50 million. ND Resources also provides internal accounting and related services for the Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the average daily net assets in excess of $500 million.